UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2008

SmarTire Systems Inc.
(Exact name of registration as specified in its charter)

British Columbia, Canada	0-29248	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

#150 - 13151 Vanier Place Richmond, British Columbia, Canada	V6V 2J1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 276-9884

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                Entry into a Material Definitive Agreement.

On August 15, 2008, we sold a secured convertible debenture to Xentenial Holdings Limited in the principal amount of $100,000. No fees were withheld from the proceeds, which were received on August 19, 2008. Under the terms of this secured convertible debenture, we are required to repay principal, together with accrued interest calculated at an annual rate of twelve percent (12%), on or before August 15, 2011.  Interest may be paid either in cash or in shares of our common stock valued at the closing bid price on the trading day immediately prior to the date paid, at our option. The secured convertible debenture is secured by all of our assets.  Subject to a restriction described below, all or any part of principal and interest due under the secured convertible debenture may be converted at any time at the option of the holder into shares of our common stock. The conversion price in effect on any conversion date shall be equal to the lesser of

(b)	$0.0573 or;

(b)	eighty percent (80%) of the lowest volume weighted average price of our common stock during the thirty (30) trading days immediately preceding the conversion date as quoted by Bloomberg, LP.

The conversion price is subject to adjustment in the event we issue any shares of our common stock (or any rights, options, warrants or securities convertible or exercisable into shares of our common stock) at a price per share less than the conversion price then in effect, in which event, subject to certain agreed exceptions, the conversion price will be reduced to the lower purchase price.

The secured convertible debenture contains a contractual restriction on beneficial share ownership. It provides that the holders may not convert the convertible debenture, or receive shares of our common stock as payment of interest, to the extent that the conversion or the receipt of the interest payment would result in such holder, together with its respective affiliates, beneficially owning in excess of 4.99% of our then issued and outstanding shares of common stock. This beneficial ownership limitation may be waived by the holder upon not less than 65 days’ notice to us.

An event of default will occur under the convertible debenture if any of the following occurs:

•	Any default (not waived by the holder) in the payment of the principal of, interest on or other charges in respect of the convertible debentures;

•	We or any of our subsidiaries become bankrupt or insolvent;

•	We or any of our subsidiaries default in any of its obligations under any other indebtedness in an amount exceeding $100,000;

•
Our common stock ceases to be quoted for trading or listed for trading on any of the Nasdaq OTC Bulletin Board, the New York Stock Exchange, American Stock Exchange, the NASDAQ Capital Market or the NASDAQ National Market) and is not again quoted or listed for trading on any primary market within 5 trading days of such delisting;

•	We or any subsidiary experiences a change of control;

•
We fail to use our best efforts to file, within thirty (30) days of demand by the Investors and provided that at least 30 days have passed since any other registration statement filed by us has been declared effective by the SEC, with the SEC a registration statement on Form S-1 or SB-2 (or, if the Company is then eligible, on Form S-3) under the Securities Act ;

•
If the effectiveness of the registration statement lapses for any reason or the holder of the 10% convertible debenture is not permitted to resell the underlying shares of common stock, in either case, for more than five trading days or an aggregate of eight trading days;

•
We fail to deliver common stock certificates to a holder prior to the fifth trading day after a conversion date or we fail to provide notice to a holder of our intention not to comply with requests for conversions of the convertible debentures;

•	We fail to deliver the payment in cash pursuant to a “buy-in” within three days after notice is claimed delivered; or;

•
We fail to observe or perform any other material covenant or agreement contained in or otherwise materially breach or default under any other provision of the convertible debenture which is not cured within the applicable cure periods.

Upon an event of default, the full principal amount of the convertible debentures, together with accrued and unpaid interest will become, at the holder’s election, immediately due and payable in cash or, at the election of the holder, shares of our common stock. Furthermore, in addition to any other remedies, the holder will have the right to convert the convertible debenture at any time after an event of default or the maturity date at the then effective conversion price. If an event of default occurs, we may be unable to immediately repay the amount owed, and any repayment may leave us with little or no working capital in our business.

In the event of any issuances of shares of common stock or rights, options, warrants or securities convertible or exercisable into common stock at a price per share of common stock less than the conversion price of the convertible debentures, the conversion price of such convertible debentures will be reduced to the lower purchase price. In addition, the conversion price of the convertible debentures will be subject to adjustment in connection with any subdivision, stock split, combination of shares or recapitalization. No adjustment will be made as a result of issuances (or deemed issuances) of securities or interests upon the conversion, exchange or exercise of any right, option, warrant obligation or security outstanding immediately prior to the date of execution of the security purchase agreement and exercises of options to purchase shares of common stock issued for compensatory purposes pursuant to any of our stock option or stock purchase plans.

In addition, we shall pay the holder one hundred percent (100%) of the proceeds (after commercially reasonable attorney’s fees and taxes related to such proceeds), in cash, of any pending or future litigation, with such payments to be applied to principal and/or interest on this debenture or other debentures issued by us to the holder, at the sole discretion of the holder.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above.

Item 3.02                      Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01                                Financial Statements and Exhibits.

(c)                 Exhibits.

Exhibit Number                                            Description

9.1 Convertible Debenture dated August 15, 2008 issued by SmarTire Systems Inc. to Xentenial Holdings Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SMARTIRE SYSTEMS INC.

Date: August 20, 2008                                                                   By:        /s/ David A. Dodge
David A. Dodge
Interim Chief Financial Officer